                                                                    Exhibit 10.2

TERM NOTE                                                      [GRAPHIC OMITTED]

$3,000,000                                                       October 1, 2004

FOR VALUE RECEIVED, THE QUIGLEY CORPORATION (the "BORROWER"), with an address at
621 N. Shady Retreat Road, Doylestown, PA 18901, promises to pay to the order of
PNC BANK,  NATIONAL  ASSOCIATION  (the  "BANK"),  in lawful  money of the United
States of America in immediately  available funds at its offices located at 1600
Market Street, Philadelphia, PA 19103, or at such other location as the Bank may designate  from  time to  time,  the  principal  sum of  THREE  MILLION  DOLLARS
($3,000,000),  together  with  interest  accruing on the  outstanding  principal balance from the date hereof, all as provided below.

1. RATE OF INTEREST. Amounts outstanding under this Note will bear interest at a rate or rates per annum as may be selected by the Borrower from the interest rate options set forth below (each, an "OPTION"):

     (i) BASE RATE  OPTION.  A rate of interest  per annum which is at all times equal to the Prime Rate ("BASE  RATE").  For  purposes  hereof,  the term "PRIME
RATE" shall mean the rate  publicly  announced  by the Bank from time to time as its prime rate. The Prime Rate is determined  from time to time by the Bank as a means of pricing some loans to its borrowers.  The Prime Rate is not tied to any external rate of interest or index, and does not necessarily  reflect the lowest rate of  interest  actually  charged  by the  Bank to any  particular  class  or category of customers.  If and when the Prime Rate changes, the rate of interest with  respect to any amounts to which the Base Rate Option  applies  will change automatically without notice to the Borrower,  effective on the date of any such change.  There are no required  minimum  interest  periods  for amounts  bearing interest under the Base Rate Option.

     (ii) LIBOR OPTION. A rate per annum equal to (A) LIBOR PLUS (B) two hundred
(200) basis points (2%), for the applicable LIBOR Interest Period.

For purposes hereof, the following terms shall have the following meanings:

     "BUSINESS  DAY" shall  mean any day other  than a  Saturday  or Sunday or a legal holiday on which  commercial  banks are authorized or required by law to be closed for business in Philadelphia, Pennsylvania.

     "LIBOR"  shall mean,  with  respect to any amount to which the LIBOR Option applies for the  applicable  LIBOR Interest  Period,  the interest rate per annum  determined by the Bank by dividing (the resulting  quotient  rounded upwards,  if  necessary,  to the  nearest  1/16th  of 1%) (i)  the  rate of interest  determined  by the Bank in accordance  with its usual  procedures
     (which  determination  shall be conclusive absent manifest error) to be the eurodollar  rate two (2) Business Days prior to the first day of such LIBOR
     Interest  Period for such amount and having a borrowing date and a maturity comparable  to such LIBOR  Interest  Period by (ii) a number  equal to 1.00 minus the LIBOR Reserve Percentage.

     "LIBOR INTEREST PERIOD" shall mean, with respect to any amount to which the
     LIBOR Option applies,  the period of one (1), two (2), three (3) or six (6)
     months as selected  by the  Borrower  on the date of  disbursement  of such amount (or the date of conversion of any amount to the LIBOR Option, as the
     case  may  be)  and  each  successive   period  selected  by  the  Borrower
     thereafter;  PROVIDED THAT,  (i) if a LIBOR Interest  Period would end on a day  which  is not a  Business  Day,  it shall  end on the next  succeeding

     Business Day unless such day falls in the next succeeding calendar month in which  case the  LIBOR  Interest  Period  shall  end on the next  preceding
     Business Day, (ii) the Borrower may not select a LIBOR Interest Period that would end on a day after the Maturity Date (as  hereinafter  defined),  and
     (iii) any LIBOR  Interest  Period that begins on the last Business Day of a calendar  month (or a day for which there is no  numerically  corresponding day in the last calendar month of such LIBOR Interest  Period) shall end on the last  Business Day of the last  calendar  month of such LIBOR  Interest
     Period.

     "LIBOR RESERVE  PERCENTAGE" shall mean the maximum effective  percentage in effect on such day as  prescribed  by the Board of Governors of the Federal
     Reserve System (or any successor) for determining the reserve  requirements
     (including,  without  limitation,   supplemental,  marginal  and  emergency
     reserve  requirements)  with  respect to  eurocurrency  funding  (currently referred to as "Eurocurrency liabilities").

LIBOR shall be adjusted  with  respect to any amounts to which the LIBOR  Option applies  on and as of the  effective  date of any  change in the  LIBOR  Reserve
Percentage.  The Bank  shall  give  prompt  notice to the  Borrower  of LIBOR as determined  or adjusted in accordance  herewith,  which  determination  shall be conclusive absent manifest error.

If the Bank determines (which determination shall be final and conclusive) that, by reason of circumstances  affecting the eurodollar market generally,  deposits in dollars (in the  applicable  amounts)  are not being  offered to banks in the eurodollar  market for the  selected  term,  or adequate  means do not exist for ascertaining  LIBOR,  then the Bank shall give notice  thereof to the  Borrower.
Thereafter,  until the Bank notifies the Borrower that the circumstances  giving rise to such  suspension  no longer  exist,  (a) the  availability  of the LIBOR
Option  shall be  suspended,  and (b) the  interest  rate for all  amounts  then bearing  interest under the LIBOR Option shall be converted at the expiration of the then current LIBOR Interest Period(s) to the Base Rate.

In addition,  if, after the date of this Note, the Bank shall  determine  (which determination shall be final and conclusive) that any enactment, promulgation or adoption of or any change in any  applicable  law,  rule or  regulation,  or any change  in  the  interpretation  or  administration  thereof  by a  governmental authority,  central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Bank with any guideline, request or directive  (whether  or not  having  the  force of law) of any  such  authority, central bank or comparable  agency shall make it unlawful or impossible  for the
Bank to make or maintain or fund loans based on LIBOR, the Bank shall notify the
Borrower. Upon receipt of such notice, until the Bank notifies the Borrower that the  circumstances  giving rise to such  determination  no longer apply, (a) the availability  of the LIBOR Option shall be suspended,  and (b) the interest rate on all amounts then bearing  interest  under the LIBOR Option shall be converted to the Base Rate either (i) on the last day of the then current  LIBOR  Interest
Period(s) if the Bank may  lawfully  continue to maintain or fund loans based on
LIBOR to such day, or (ii) immediately if the Bank may not lawfully  continue to maintain or fund loans based on LIBOR.

The foregoing  notwithstanding,  it is  understood  that the Borrower may select different Options to apply simultaneously to different portions of this Note and may select up to three (3) different interest periods to apply simultaneously to different  portions  of this Note  bearing  interest  under  the  LIBOR  Option.
Interest  hereunder  will be calculated  based on the actual number of days that principal is  outstanding  over a year of 360 days. In no event will the rate of interest hereunder exceed the maximum rate allowed by law.

2. INTEREST RATE ELECTION.  Subject to the terms and conditions of this Note, at the end of  each  interest  period  applicable  to any  amounts  hereunder,  the
Borrower may renew the Option applicable to such amounts or convert such amounts to a different  Option;  PROVIDED THAT,  during any period in which any Event of
Default (as  hereinafter  defined) has occurred and is  continuing,  any amounts bearing interest under the LIBOR Option shall, at the Bank's sole discretion, be converted at the end of the applicable  LIBOR  Interest  Period to the Base Rate and the LIBOR  Option  will not be  available  to Borrower  with  respect to the conversion  or renewal of any other amounts until such Event of Default has been cured by the Borrower or waived by the Bank.  The Borrower shall notify the Bank of each election of an Option,  each conversion from one Option to another,  the amount of the  portions  hereunder  to be  allocated  to each  Option  and where relevant the interest periods  therefor.  In the case of converting to the LIBOR
Option, such notice shall be given at least three (3) Business Days prior to the commencement of any LIBOR Interest Period. If no interest period is specified in any such notice for an amount that is to bear  interest  under the LIBOR Option, the Borrower  shall be deemed to have  selected a LIBOR  Interest  Period of one month's  duration.  If no notice of  election,  conversion  or renewal is timely received by the Bank with respect to any amount hereunder, the Borrower shall be deemed to have elected the Base Rate Option therefor. Any such election shall be promptly confirmed in writing by such method as the Bank may require.

3. PAYMENT OF INTEREST.  The Borrower  shall pay accrued  interest on the unpaid principal  balance of this Note in arrears:  (a) for amounts  hereunder  bearing interest  under the Base Rate Option,  on the first day of each month during the term hereof,  (b) for amounts hereunder bearing interest under the LIBOR Option, on the last day of the respective LIBOR Interest Period for such amounts, (c) if any LIBOR  Interest  Period is longer  than three (3)  months,  then also on the three (3) month  anniversary of such interest  period and every three (3) months thereafter,  and  (d) for all  outstanding  amounts,  at  maturity,  whether  by acceleration of this Note or otherwise, and after maturity, on demand until paid in full.

4. PAYMENT OF PRINCIPAL. Principal shall be due and payable in eighty-three (83)
equal  consecutive  monthly  installments  in the  amount  of  $35,714.29  each, commencing  on  November 1, 2004 and  continuing  on the first day of each month thereafter,  and a final  installment  of  $35,713.93  on October  1, 2011.  Any outstanding  principal and accrued  interest shall be due and payable in full on
October 1, 2011 (the "MATURITY DATE").

If any payment under this Note shall become due on a Saturday,  Sunday or public holiday under the laws of the State where the Bank's office  indicated  above is located, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in  computing  interest in  connection  with such payment.  The Borrower hereby  authorizes the Bank to charge the Borrower's deposit  account  at the  Bank for any  payment  when  due  hereunder.  Payments received  will be applied to charges,  fees and expenses  (including  attorneys'
fees),  accrued interest and principal in any order the Bank may choose,  in its sole discretion.

5. LATE  PAYMENTS;  DEFAULT RATE.  If the Borrower  fails to make any payment of principal,  interest or other amount  coming due pursuant to the  provisions  of this Note within  fifteen (15)  calendar  days of the date due and payable,  the
Borrower  also shall pay to the Bank a late  charge  equal to the lesser of five percent (5%) of the amount of such payment or $100.00 (the "LATE CHARGE").  Such fifteen (15) day period shall not be construed in any way to extend the due date of  any  such  payment.  Upon  maturity,  whether  by  acceleration,  demand  or otherwise,  and at the Bank's option upon the occurrence of any Event of Default
(as hereinafter defined) and during the continuance thereof, amounts outstanding under  this Note shall bear  interest  at a rate per annum  (based on the actual number of days that  principal  is  outstanding  over a year of 360 days)  which shall be three  percentage  points (3%) in excess of the interest rate in effect from time to time under this Note but not more than the maximum  rate allowed by law (the "DEFAULT  RATE").  The Default Rate shall  continue to apply whether or not judgment shall be entered on this Note. Both the Late Charge and the Default
Rate are imposed as  liquidated  damages for the purpose of defraying the Bank's expenses  incident to the handling of delinquent  payments,  but are in addition to,  and  not in lieu  of,  the  Bank's  exercise  of any  rights  and  remedies hereunder,  under the other Loan Documents or under applicable law, and any fees and expenses of any agents or attorneys which the Bank may employ.  In addition,

the Default Rate  reflects the  increased  credit risk to the Bank of carrying a loan that is in default.  The  Borrower  agrees that the Late Charge and Default
Rate are reasonable  forecasts of just  compensation  for anticipated and actual harm incurred by the Bank,  and that the actual harm incurred by the Bank cannot be estimated with certainty and without difficulty.

6. PREPAYMENT.  The Borrower shall have the right to prepay any amount hereunder at any time and from time to time,  in whole or in part;  subject,  however,  to payment of any break funding indemnification amounts owing pursuant to paragraph
7 below.

7. YIELD PROTECTION;  BREAK FUNDING  INDEMNIFICATION.  The Borrower shall pay to the Bank on written demand  therefor,  together with the written evidence of the justification  therefor, all direct costs incurred,  losses suffered or payments made by Bank by reason of any change in law or regulation or its  interpretation imposing any reserve,  deposit,  allocation of capital,  or similar  requirement
(including  without  limitation,  Regulation  D of the Board of Governors of the
Federal  Reserve  System)  on the  Bank,  its  holding  company  or any of their respective  assets.  In  addition,  the Borrower  agrees to  indemnify  the Bank against any liabilities, losses or expenses (including, without limitation, loss of margin, any loss or expense sustained or incurred in liquidating or employing deposits from third parties, and any loss or expense incurred in connection with funds  acquired to effect,  fund or maintain any amounts  hereunder (or any part thereof)  bearing  interest  under the LIBOR Option  which the Bank  sustains or incurs as a consequence of either (i) the  Borrower's  failure to make a payment on the due date thereof,  (ii) the Borrower's  revocation  (expressly,  by later inconsistent  notices or  otherwise)  in whole or in part of any notice given to
Bank to request, convert, renew or prepay any amounts bearing interest under the
LIBOR Option, or (iii) the Borrower's payment or prepayment  (whether voluntary, after  acceleration  of the maturity of this Note or otherwise) or conversion of any  amounts  bearing  interest  under the LIBOR  Option on a day other than the regularly  scheduled  due date  therefor.  A notice  as to any  amounts  payable pursuant to this  paragraph  given to the  Borrower  by the Bank  shall,  in the absence of manifest error,  be conclusive and shall be payable upon demand.  The
Borrower's  indemnification  obligations  hereunder shall survive the payment in full of all amounts payable hereunder.

8.  OTHER  LOAN  DOCUMENTS.  This  Note is issued  in  connection  with a letter agreement  or loan  agreement  between the  Borrower  and the Bank,  dated on or before the date hereof,  and the other agreements and documents  executed and/or delivered in connection therewith or referred to therein, the terms of which are incorporated  herein by reference (as amended,  modified or renewed from time to time,  collectively  the "LOAN  DOCUMENTS"),  and is secured by the property (if any) described in the Loan Documents and by such other  collateral as previously may have been or may in the future be granted to the Bank to secure this Note.

9. EVENTS OF DEFAULT.  The  occurrence  of any of the  following  events will be deemed to be an "EVENT OF DEFAULT"  under this Note:  (i) the  nonpayment of any principal  under  this Note when due or of any  interest  or other  indebtedness under  this Note  within  three (3) days  following  the date when due;  (ii)the
Borrower's  failure to perform any of its other  obligations  hereunder and such failure continues for twenty (20) days following notice thereof from the Bank to the  Borrower;  (iii) any Event of Default  (as defined in any of the other Loan
Documents)  or any default under any of the other Loan  Documents  that does not have a defined  set of "Events of  Default"  and the lapse of any notice or cure period  provided  therein,  or any  Obligor's  failure to observe or perform any covenant or other agreement,  under or contained in any other document now or in the future  evidencing  or securing  any debt,  liability or  obligation  of any
Obligor to the Bank and the lapse of any notice or cure period provided therein;
(iv) the  filing by or against  any  Obligor of any  proceeding  in  bankruptcy,
receivership,  insolvency,  reorganization,   liquidation,   conservatorship  or
similar  proceeding (and, in the case of any such proceeding  instituted against any Obligor,  such  proceeding  is not dismissed or stayed within 30 days of the commencement  thereof,  provided that the Bank shall not be obligated to advance additional  funds  hereunder  during such  period);  (v) any  assignment  by any

Obligor for the benefit of creditors,  or any levy,  garnishment,  attachment or similar  proceeding is instituted against any property of any Obligor held by or deposited with the Bank;  (vi) a default with respect to any other  indebtedness of any Obligor for borrowed  money, if the effect of such default is to cause or permit the  acceleration of such debt; (vii) the commencement of any foreclosure or  forfeiture  proceeding,  execution  or  attachment  against  any  collateral securing the obligations of any Obligor to the Bank; (viii) the entry of a final judgment  against any Obligor and the failure of such Obligor to  discharge  the judgment  within ten (10) days of the entry thereof;  (ix) any material  adverse change in any Obligor's  business,  assets,  operations,  financial condition or results of operations; (x) any Obligor ceases doing business as a going concern;
or (xi) any  representation  or warranty  made by any Obligor to the Bank in any
Loan Document or any other documents now or in the future evidencing or securing the obligations of any Obligor to the Bank, is false, erroneous or misleading in any material respect.  As used herein, the term "OBLIGOR" means any Borrower and any guarantor of, or any pledgor,  mortgagor or other person or entity providing collateral  support for, the Borrower's  obligations to the Bank existing on the date of this Note or arising in the future.

Upon  the  occurrence  of an Event of  Default:  (a) the Bank  shall be under no further  obligation  to make  advances  hereunder;  (b) if an Event  of  Default specified in clause (iii) or (iv) above shall occur,  the outstanding  principal balance and accrued  interest  hereunder  together with any  additional  amounts payable  hereunder shall be immediately due and payable without demand or notice of any kind;  (c) if any other Event of Default  shall  occur,  the  outstanding principal  balance and accrued interest  hereunder  together with any additional amounts payable hereunder,  at the Bank's option and without demand or notice of any kind, may be accelerated and become immediately due and payable;  (d) at the
Bank's option, this Note will bear interest at the Default Rate from the date of the occurrence of the Event of Default;  and (e) the Bank may exercise from time to time any of the rights and  remedies  available  under the Loan  Documents or under applicable law.

10. RIGHT OF SETOFF.  In addition to all liens upon and rights of setoff against the Borrower's money, securities or other property given to the Bank by law, the
Bank shall have,  with respect to the  Borrower's  obligations to the Bank under this Note and to the extent permitted by law, a contractual  possessory security interest in and a contractual  right of setoff against,  and the Borrower hereby grants the Bank a security interest in, and hereby assigns,  conveys,  delivers, pledges  and  transfers  to the Bank,  all of the  Borrower's  right,  title and interest in and to, all of the Borrower's deposits, moneys, securities and other property now or hereafter in the possession of or on deposit with, or in transit to, the Bank or any other  direct or indirect  subsidiary  of The PNC  Financial
Services Group,  Inc.,  whether held in a general or special account or deposit, whether  held  jointly with someone  else,  or whether held for  safekeeping  or otherwise,  excluding,  however, all IRA, Keogh, and trust accounts.  Every such security  interest and right of setoff may be exercised  without  demand upon or notice to the Borrower.  Every such right of setoff shall be deemed to have been exercised  immediately  upon the  occurrence  of an Event of  Default  hereunder without any action of the Bank,  although  the Bank may enter such setoff on its books and records at a later time.

11.  INDEMNITY.  The Borrower  agrees to indemnify each of the Bank,  each legal entity,  if any, who controls,  is controlled by or is under common control with the Bank, and each of their  respective  directors,  officers and employees (the
"INDEMNIFIED  PARTIES"),  and to hold each  Indemnified  Party harmless from and against any and all claims, damages, losses, liabilities and expenses (including all fees and charges of internal or external  counsel with whom any  Indemnified
Party may consult and all expenses of litigation and preparation therefor) which any Indemnified Party may incur or which may be asserted against any Indemnified
Party by any person,  entity or governmental  authority (including any person or entity claiming  derivatively on behalf of the Borrower),  in connection with or arising out of or  relating  to the  matters  referred to in this Note or in the other Loan  Documents or the use of any advance  hereunder,  whether (a) arising from or incurred in connection with any breach of a representation,  warranty or covenant by the  Borrower,  or (b) arising  out of or  resulting  from any suit, action, claim, proceeding or governmental investigation,  pending or threatened, whether  based on  statute,  regulation  or  order,  or  tort,  or  contract  or otherwise,  before any court or governmental authority;  PROVIDED, HOWEVER, that the  foregoing  indemnity  agreement  shall  not apply to any  claims,  damages, losses,  liabilities and expenses solely  attributable to an Indemnified Party's gross negligence or willful  misconduct.  The indemnity  agreement  contained in this Section shall survive the termination of this Note,  payment of any amounts hereunder  and  the  assignment  of  any  rights  hereunder.  The  Borrower  may participate at its expense in the defense of any such action or claim.

12. MISCELLANEOUS. All notices, demands, requests, consents, approvals and other communications  required or permitted  hereunder  ("NOTICES") must be in writing
(except as may be agreed otherwise above with respect to borrowing requests) and will be effective upon receipt.  Notices may be given in any manner to which the parties may separately agree,  including  electronic mail.  Without limiting the foregoing,  first-class  mail,  facsimile  transmission  and commercial  courier service  are  hereby  agreed  to  as  acceptable  methods  for  giving  Notices.
Regardless  of the manner in which  provided,  Notices  may be sent to a party's address as set forth above or to such other address as any party may give to the other for such purpose in accordance with this  paragraph.  No delay or omission on the Bank's part to exercise any right or power arising  hereunder will impair any such  right or power or be  considered  a waiver of any such right or power, nor will the Bank's  action or  inaction  impair  any such  right or power.  The
Bank's  rights and remedies  hereunder are  cumulative  and not exclusive of any other rights or remedies which the Bank may have under other agreements,  at law or in  equity.  No  modification,  amendment  or waiver  of, or  consent  to any departure by the  Borrower  from,  any  provision of this Note will be effective unless  made in a writing  signed by the Bank,  and then such  waiver or consent shall be effective  only in the specific  instance and for the purpose for which given. The Borrower agrees to pay on demand, to the extent permitted by law, all costs and expenses incurred by the Bank in the enforcement of its rights in this
Note and in any security therefor,  including without limitation reasonable fees and expenses of the Bank's counsel. If any provision of this Note is found to be invalid,  illegal or  unenforceable  in any  respect  by a court,  all the other provisions  of this Note will remain in full force and effect.  The Borrower and all other makers and indorsers of this Note hereby  forever  waive  presentment, protest, notice of dishonor and notice of non-payment.  The Borrower also waives all defenses  based on suretyship or impairment of  collateral.  If this Note is executed by more than one Borrower,  the obligations of such persons or entities hereunder  will be joint and several.  This Note shall bind the Borrower and its heirs,  executors,  administrators,  successors  and  assigns,  and the benefits hereof  shall inure to the benefit of the Bank and its  successors  and assigns;
PROVIDED,  HOWEVER,  that the  Borrower  may not assign this Note in whole or in part without the Bank's written consent and the Bank at any time may assign this
Note in whole or in part.

This Note has been  delivered  to and accepted by the Bank and will be deemed to be made in the State where the Bank's office  indicated  above is located.  THIS
NOTE WILL BE  INTERPRETED  AND THE  RIGHTS AND  LIABILITIES  OF THE BANK AND THE
BORROWER  DETERMINED  IN  ACCORDANCE  WITH  THE  LAWS  OF  THE  COMMONWEALTH  OF
PENNSYLVANIA,  EXCLUDING  ITS  CONFLICT  OF  LAWS  RULES.  The  Borrower  hereby irrevocably consents to the exclusive jurisdiction of any state or federal court in Philadelphia  County,  Pennsylvania;  provided that nothing contained in this
Note will  prevent the Bank from  bringing  any action,  enforcing  any award or judgment or exercising any rights against the Borrower individually, against any security or against any property of the Borrower within any other county,  state or other foreign or domestic jurisdiction.  The Borrower acknowledges and agrees that the venue provided above is the most convenient forum for both the Bank and the Borrower. The Borrower waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Note.

13.  AUTHORIZATION TO OBTAIN CREDIT REPORTS. By signing below, each Borrower who is an individual provides written authorization to the Bank or its designee (and any assignee or potential  assignee  hereof) to obtain the  Borrower's  personal credit  profile from one or more national  credit  bureaus.  Such  authorization shall  extend  to  obtaining  a credit  profile  in  considering  this  Note and subsequently for the purposes of update,  renewal or extension of such credit or additional credit and for reviewing or collecting the resulting account.

14. WAIVER OF JURY TRIAL. THE BORROWER IRREVOCABLY WAIVES ANY AND ALL RIGHTS THE
BORROWER MAY HAVE TO A TRIAL BY JURY IN ANY ACTION,  PROCEEDING  OR CLAIM OF ANY
NATURE  RELATING TO THIS NOTE,  ANY DOCUMENTS  EXECUTED IN CONNECTION  WITH THIS
NOTE OR ANY  TRANSACTION  CONTEMPLATED  IN ANY OF SUCH  DOCUMENTS.  THE BORROWER
ACKNOWLEDGES THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

THE BORROWER  ACKNOWLEDGES THAT IT HAS READ AND UNDERSTOOD ALL THE PROVISIONS OF
THIS NOTE,  INCLUDING THE WAIVER OF JURY TRIAL,  AND HAS BEEN ADVISED BY COUNSEL
AS NECESSARY OR APPROPRIATE.

WITNESS the due execution  hereof as a document under seal, as of the date first written above, with the intent to be legally bound hereby.

                                                THE QUIGLEY CORPORATION

                                                By: /s/ Guy J. Quigley
                                                   -----------------------------
                                                                          (SEAL)
                                                Print Name: Guy J. Quigley
                                                           ---------------------
                                                Title: President/CEO
                                                      --------------------------

                                                By: /s/ George J. Longo
                                                   -----------------------------
                                                   George J. Longo
                                                   V.P. - CFO